UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
EXHIBIT 10.54
EXHIBIT 10.55
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
Reference is made to Item 5.02 of this report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Craig C. Taylor and Genghis Lloyd-Harris resigned from the Board of Directors of Solexa, Inc. (“Solexa” or the “Company”) (the “Board”) effective following a regular meeting of the Board held on July 28, 2006. Joseph Whitters was appointed to the Board effective upon the departures of Mr. Taylor and Dr. Lloyd-Harris and will serve as chairman of the Compensation Committee of the Board. At the July 28, 2006 meeting the Board also appointed Stephen Allen and Douglas Fambrough to the Audit Committee of the Board (the “Audit Committee”) and appointed Mason Morfit as chairman of the Nominating and Corporate Governance Committee of the Board and as chairman of the Audit Committee.
On August 2, 2006, Solexa entered into an independent contractor services agreement with Joseph Whitters (the “Whitters Agreement”) pursuant to which Mr. Whitters will provide advisory and other consulting services to the Company outside of his membership on the Board in exchange for a grant of up to 7,500 shares of the Company’s common stock under Solexa’s 2005 Equity Incentive Plan, provided he is not entitled to receive consideration in excess of $60,000 in any twelve month period under the agreement. The shares to be issued pursuant to the Whitters Agreement are unvested, and will vest as they are earned through the provision of consulting services to be performed by Mr. Whitters subject to the restriction discussed herein.
A copy of the Whitters Agreement is attached as Exhibit 10.54 hereto and is incorporated herein by reference. A copy of the press release, entitled “Solexa Appoints Joseph Whitters to Board of Directors” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
The Company also entered into an indemnity agreement with Mr. Whitters dated July 28, 2006 (the “Indemnity Agreement”). The Indemnity Agreement provides, among other things, that Solexa will indemnify Mr. Whitters, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of Solexa, and otherwise to the fullest extent permitted under Delaware law and Solexa’s Bylaws.
The Indemnity Agreement is attached as Exhibit 10.55 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description
10.54	Independent Contractor Services Agreement, dated as of July 28, 2006, between Solexa, Inc. and Joseph Whitters.

10.55	Indemnity Agreement, dated as of July 28, 2006, between Solexa, Inc. and Joseph Whitters.

99.1	Press release, dated as of August 3, 2006, entitled “Solexa Appoints Joseph Whitters to Board of Directors.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: August 3, 2006	By:	/s/ Linda Rubinstein
Name: Linda Rubinstein
Title: Vice President and Chief Financial Officer

EXHIBITS

Exhibit
Number	Description
10.54	Independent Contractor Services Agreement, dated as of July 28, 2006, between Solexa, Inc. and Joseph Whitters.

10.55	Indemnity Agreement, dated as of July 28, 2006, between Solexa, Inc. and Joseph Whitters.

99.1	Press release, dated as of August 3, 2006, entitled “Solexa Appoints Joseph Whitters to Board of Directors.”